UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 22, 2011
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
13403 Northwest Freeway
Houston, Texas 77040
(Address of principal executive offices, including zip code)
(713) 690-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 22, 2011, HCC Insurance Holdings, Inc. announced its results for the Fourth Quarter of 2010 and for the full year ended December 31, 2010. A press release setting forth the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

No.	Exhibit
99.1	Press Release dated February 22, 2011
The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Senior Vice President, General Counsel & Secretary

DATED: February 22, 2010